Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. ss 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FOLKUP DEVELOPMENT INC. (the “Company”) on Form 10-K for the year ended November 30, 2018, as filed with the Securities and Exchange Commission I, Milena Topolac Tomovic, Principal Executive, Financial and Accounting Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10-K of FOLKUP DEVELOPMENT INC. for the year ended November 30, 2018 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of  FOLKUP DEVELOPMENT INC.

February 5, 2019

By:            /s/    Milena Topolac Tomovic

Name:               Milena Topolac Tomovic

Title:                 President, Treasurer and Secretary

                       (Principal Executive, Financial and Accounting Officer)